UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 27, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-1 Home Equity Mortgage Pass-Through Certificates, Series 2004-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-19              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer and as back-up servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

    On December 27, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 27, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-1
Home Equity Mortgage Pass-Through Certificates, Series 2004-1
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK,N.A. not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date: December 30, 2004       By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 27, 2004




Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 1
                           Statement to Certificate Holders
                                  December 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED      DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES        INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       118,000,000.00      60,675,852.82      8,373,184.52   132,711.57     8,505,896.09     0.00        0.00       52,302,668.30
A2        88,000,000.00      34,562,235.68      7,805,511.00    70,535.76     7,876,046.76     0.00        0.00       26,756,724.68
A3        22,000,000.00      22,000,000.00              0.00    50,771.11        50,771.11     0.00        0.00       22,000,000.00
AR               100.00               0.00              0.00         0.00             0.00     0.00        0.00                0.00
M1        31,500,000.00      31,500,000.00              0.00    76,763.75        76,763.75     0.00        0.00       31,500,000.00
M2        22,500,000.00      22,500,000.00              0.00    69,362.50        69,362.50     0.00        0.00       22,500,000.00
B         18,000,000.00      18,000,000.00              0.00    64,790.00        64,790.00     0.00        0.00       18,000,000.00
P                100.00             100.00              0.00   222,433.99       222,433.99     0.00        0.00              100.00
TOTALS   300,000,200.00     189,238,188.50     16,178,695.52   687,368.68    16,866,064.20     0.00        0.00      173,059,492.98

AIO      114,000,000.00      58,619,044.25              0.00    40,056.35        40,056.35     0.00        0.00       50,529,696.49
X1       300,000,000.00     199,624,652.60              0.00         0.00             0.00     0.00        0.00      183,944,926.09
X2                 0.00               0.00              0.00         0.00             0.00     0.00        0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      22541Q5S7       514.20214254       70.95919085   1.12467432     72.08386517     443.24295169        A1        2.540000 %
A2      22541Q6B3       392.75267818       88.69898864   0.80154273     89.50053136     304.05368955        A2        2.370000 %
A3      22541Q6C1     1,000.00000000        0.00000000   2.30777773      2.30777773   1,000.00000000        A3        2.680000 %
AR      22541Q5U2         0.00000000        0.00000000   0.00000000      0.00000000       0.00000000        AR        9.408852 %
M1      22541Q5V0     1,000.00000000        0.00000000   2.43694444      2.43694444   1,000.00000000        M1        2.830000 %
M2      22541Q5W8     1,000.00000000        0.00000000   3.08277778      3.08277778   1,000.00000000        M2        3.580000 %
B       22541Q5X6     1,000.00000000        0.00000000   3.59944444      3.59944444   1,000.00000000        B         4.180000 %
P       22541Q5Y4     1,000.00000000        0.00000000   ##########     ###########   1,000.00000000        P         9.408852 %
TOTALS                  630.79354114       53.92894911   2.29122741     56.22017652     576.86459202

AIO     22541Q5T5       514.20214254        0.00000000   0.35137149      0.35137149     443.24295167        AIO       0.820000 %
X1      22541Q5Z1       665.41550867        0.00000000   0.00000000      0.00000000     613.14975363        X1        0.000000 %
----------------------------------------------------------------------------------------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   Raideo Ram
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10041
                              Tel: (212) 623-6793
                              Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com



Sec. 4.06(a)(i)             Principal Remittance Amount                                                              15,147,193.77

                            Scheduled Principal Payments                                                                223,516.41

                            Principal Prepayments                                                                    14,786,051.83

                            Curtailments                                                                                104,858.02

                            Curtailment Interest Adjustments                                                                295.46

                            Repurchase Principal                                                                              0.00

                            Substitution Amounts                                                                              0.00

                            Net Liquidation Proceeds                                                                     32,472.04

                            End of Pre-Funding Period Transfer                                                                0.00

                            Other Principal Adjustments                                                                       0.01

                            Gross Interest                                                                            1,663,784.68

                            Recoveries from Prior Loss Determinations                                                         0.00

                            Reimbursements of Non-Recoverable Advances Previously Made                                   38,999.51

                            Recovery of Reimbursements Previously Deemed Non-Recoverable                                      0.00

Prepayment Penalties        Number of Loans with Respect to which Prepayment Penalties were Collected                          113

                            Balance of Loans with Respect to which Prepayment Penalties were Collected                5,591,509.63

                            Amount of Prepayment Penalties Collected                                                    222,433.21

Sec. 4.06(a)(iv)            Beginning Number of Loans Outstanding                                                            4,894

                            Beginning Aggregate Loan Balance                                                        199,624,652.60

                            Ending Number of Loans Outstanding                                                               4,574

                            Ending Aggregate Loan Balance                                                           183,944,926.09

Sec. 4.06(a)(v)             Servicing Fees (Including Credit Risk Manager Fees)                                          86,628.05

                            Trustee Fees                                                                                  1,663.54

Sec. 4.06(a)(vii)           Current Advances                                                                                   N/A

                            Aggregate Advances                                                                                 N/A


Section 4.06(a)(viii)       Delinquent Mortgage Loans
                                       Group 1
                                                                                             Principal
                                                  Category              Number                Balance               Percentage
                                                  1 Month                   49             2,064,770.06                  1.12 %
                                                  2 Month                   30             1,469,460.83                  0.80 %
                                                  3 Month                   50             2,513,825.70                  1.37 %
                                                   Total                   129             6,048,056.59                  3.29 %
                                        * Delinquent Bankruptcies are included in the table above.

                                        Bankruptcies
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  31            1,089,318.40                  0.59 %
                                                              * Only Current Bankruptcies are reflected in the table above.

                                        Foreclosures
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    4              247,153.05                  0.13 %

Section 4.06(a)(xi)                     REO Properties
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         0                    0.00                  0.00 %

Section 4.06(a)(xii)         Current Realized Losses                                                                     532,532.74

                             Cumulative Realized Losses - Reduced by Recoveries                                        1,925,585.57

Sec. 4.06 (a)(xiv)           Amount on Deposit in Pre-Funding Account                                                          0.00

Sec. 4.06 (a)(xiv)           Capitalized Interest Requirement                                                                  0.00

Sec. 4.06 (a)(xiv)           Weighted Average Net Mortgage Rate                                                           9.41752 %

Sec. 4.06 (a)(xiv)           Net Excess Spread                                                                            1.00426 %

Trigger Event                Trigger Event Occurrence (Effective December 2006)                                                  NO
                             (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                             Rolling 3 Month Delinquency Rate                                                             2.05546 %
                             Sr. Enhancement Percentage x 16%                                                             7.20959 %
                                                   OR
                             (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                             Cumulative Loss % of Original Aggregate Collateral Balance                                      0.64 %
                             Cumulative Loss Limit                                                                           8.00 %

O/C Reporting                Targeted Overcollateralization Amount                                                    17,250,011.50
                             Ending Overcollateralization Amount                                                      10,885,433.11
                             Ending Overcollateralization Deficiency                                                   6,364,578.39
                             Overcollateralization Release Amount                                                              0.00
                             Monthly Excess Interest                                                                   1,031,501.75
                             Payment to Class X-1                                                                              0.00

Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.